Exhibit 10.1

AMENDMENT #2 TO PROMISSORY NOTE

This Amendment #2 to Promissory Note (this “Amendment”) is entered into as of March 17, 2021, by and between Iliad Research and Trading, L.P., a Utah limited partnership (“Lender”), and Inpixon, a Nevada corporation (“Borrower”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Note (as defined below).

A.                Borrower previously issued to Lender a Promissory Note dated March 18, 2020 in the principal amount of $6,465,000.00 (the “Note”).

B.                 Borrower and Lender previously entered into that certain Amendment to Promissory Note dated September 17, 2020 (the “Prior Amendment”).

C.                 Borrower has requested that Lender extend the Maturity Date of the Note (the “Extension”).

D.                Lender has agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to grant the Extension.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2.       Extension; Amendment. The Note, as amended by the Prior Amendment, is hereby amended so that all references to the Maturity Date in the Note shall, hereafter, mean March 18, 2022.

3.       Extension Fee. In consideration of Lender’s grant of the Extension, its fees incurred in preparing this Amendment and other accommodations set forth herein, Borrower agrees to pay to Lender an extension fee in the amount of $96,150.14 (the “Extension Fee”). The Extension Fee is hereby added to the Outstanding Balance of the Note as of the date of this Amendment. Lender and Borrower further agree that the Extension Fee is deemed to be fully earned as of the date hereof, is nonrefundable under any circumstance, and that the Extension Fee tacks back to the date of the Note for Rule 144 purposes, if applicable. Borrower represents and warrants that as of the date hereof the Outstanding Balance of the Note, following the application of the Extension Fee, is $4,904,992.31.

4.       Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Borrower has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Borrower hereunder.

(b) There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Lender expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.

(c) Except as expressly set forth in this Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Transaction Documents.

(d) Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(e) Borrower represents and warrants that as of the date hereof no Events of Default or other material breaches exist under the Transaction Documents or have occurred prior to the date hereof.

5.       Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with the Extension or any other amendment to the Note granted herein.

6.       Other Terms Unchanged. The Note, as amended by this Amendment and the Prior Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Note after the date of this Amendment is deemed to be a reference to the Note as amended by this Amendment and the Prior Amendment. If there is a conflict between the terms of this Amendment and the Note, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Note, as in effect prior to the date hereof. For the avoidance of doubt, this Amendment shall be subject to the governing law, venue, and Arbitration Provisions, as set forth in the Note.

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7.       No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Amendment, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

8.       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

9.       Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

LENDER:

Iliad Research and Trading, L.P.

By:	Iliad Management, LLC, its General Partner

By: Fife Trading, Inc., its Manager

By:	/s/ John M. Fife
John M. Fife, President

BORROWER:

Inpixon

By:	/s/ Nadir Ali
Nadir Ali, CEO

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